UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2019
________________________________________________________________________________
RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Common Stock,	$0.01	par value	RTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07. Submission of Matters to a Vote of Security Holders.

Raytheon Company held its annual meeting of shareholders on May 30, 2019. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see Raytheon’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2019.

1.	Raytheon’s shareholders elected, by a majority of the votes cast, each of the thirteen nominees to the Board of Directors as follows:

Director	For	Against	Abstain	Broker Non-Votes
Tracy A. Atkinson	206,797,708	2,846,839	937,084	38,983,368
Robert E. Beauchamp	206,694,498	2,894,909	992,224	38,983,368
Adriane M. Brown	206,660,800	2,975,583	945,248	38,983,368
Stephen J. Hadley	202,137,770	7,415,040	1,028,821	38,983,368
Thomas A. Kennedy	195,364,877	14,377,899	838,855	38,983,368
Letitia A. Long	206,570,348	3,051,391	959,892	38,983,368
George R. Oliver	206,127,940	3,423,239	1,030,452	38,983,368
Dinesh C. Paliwal	202,340,120	7,031,813	1,209,698	38,983,368
Ellen M. Pawlikowski	208,143,752	1,598,543	839,336	38,983,368
William R. Spivey	198,120,526	11,468,116	992,989	38,983,368
Marta R. Stewart	208,295,586	1,329,941	956,104	38,983,368
James A. Winnefeld, Jr.	206,372,603	3,208,423	1,000,605	38,983,368
Robert O. Work	206,388,295	3,166,737	1,026,599	38,983,368

2.	Raytheon’s shareholders voted on the advisory vote to approve named executive officer compensation as follows:

For	Against	Abstain	Broker Non-Votes
189,626,568	19,600,988	1,354,075	38,983,368

3.	Raytheon’s shareholders voted on approval of the Raytheon 2019 Stock Plan as follows:

For	Against	Abstain	Broker Non-Votes
197,601,206	11,626,934	1,353,491	38,983,368

4.
Raytheon’s shareholders voted on the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year beginning January 1, 2019 as follows:

For	Against	Abstain
235,639,615	12,962,583	962,801

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	June 3, 2019	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary

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